UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 17, 2015

AMC ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in its  Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8747 (Commission File Number)	43-1304369 (I.R.S. Employer Identification Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (913) 213-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2015, Gerardo I. Lopez  provided AMC Entertainment Inc., and its parent, AMC Entertainment Holdings, Inc. (collectively, “AMC”), with notice of his resignation from his positions as Chief Executive Officer, President and Director of AMC and as an officer and director of all of AMC’s subsidiaries, effective August 6, 2015.

On July 19, 2015, the Board of Directors of AMC appointed Craig R. Ramsey, AMC’s current Executive Vice President and Chief Financial Officer, to serve in the additional capacities of Interim Chief Executive Officer and Interim President of AMC, effective August 7, 2015.  Mr. Ramsey, age 63, has served as Executive Vice President and Chief Financial Officer of AMC since 2002.   Mr. Ramsey has been with AMC since 1995 and during his tenure he has served in various senior leadership capacities for AMC and its predecessors and subsidiaries, including Secretary, Senior Vice President, Finance, Chief Accounting Officer, Vice President, Finance, Director of Information Systems and Director of Financial Reporting.   Mr. Ramsey has over 30 years of experience in public and private companies.

The Company is finalizing compensation arrangements related to Mr. Ramsey’s interim position.  Accordingly information relating to such arrangements is not yet available.  AMC will file an amendment to this Current Report on Form 8-K upon final determination of those arrangements.

There are no arrangements or understandings between Mr. Ramsey and any other person pursuant to which he was selected an officer of AMC, nor are there any family relationships between Mr. Ramsey and any of AMC’s directors or executive officers.  There are no transactions between Mr. Ramsey and AMC that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

On July 21, 2015, AMC issued a press release announcing the executive leadership changes described in this Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On July 21, 2015, AMC issued a press release announcing the executive leadership changes described in this Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit	Description

99.1	Press Release dated July 21, 2015 titled, “AMC Theatres Announces Executive Leadership Transition; Board Appoints Craig R. Ramsey, Interim CEO”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: July 21, 2015	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 21, 2015 titled, “AMC Theatres Announces Executive Leadership Transition; Board Appoints Craig R. Ramsey, Interim CEO”